LORD ABBETT INVESTMENT TRUST

Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund

Lord Abbett U.S. Government & Government Sponsored Enterprises Fund

Supplement dated September 14, 2007 to the

Prospectuses dated September 14, 2007

(Class A, B, C, F, P, R2, R3 and Y Shares)

The section of each Prospectus titled “The Funds – Limited Duration U.S. Government & Government Sponsored Enterprises Fund and U.S. Government & Government Sponsored Enterprises Fund” is supplemented with the following:

The Funds’ Board has approved a proposal to change the investment strategies of the Limited Duration U.S. Government & Government Sponsored Enterprises Fund and the U.S. Government & Government Sponsored Enterprises Fund to eliminate the requirement that each Fund invest primarily in U.S. government and government-related securities.  Lord, Abbett & Co. LLC, the Funds’ investment adviser, believes that broadening each Fund’s investment focus would provide the Fund with opportunities to seek potentially higher investment yields and returns, as compared with its current emphasis on U.S. government securities.  The proposed changes to each Fund’s investment strategy require shareholder approval of a new investment objective for the Fund.  Accordingly, each Fund’s shareholders of record as of August 15, 2007 will be asked to approve the proposed new investment objective at a shareholder meeting scheduled to be held on November 9, 2007.  If approved, each Fund also would change its name.  A proxy statement describing the proposed changes in detail will be made available to such shareholders on or about September 4, 2007.  If you would like more information about the proposed changes, you may obtain a copy of the proxy statement by writing to the Funds, by calling 888-522-2388 or via the Internet at www.LordAbbett.com.